Note: Executed in substantially the same form between Carbon Resources, Inc. a Delaware Corporation (the "Borrower") by Frederick J. Murrell, President, and Covol Technologies, Inc. (the "Secured Party")

                                                                  Execution Copy

                                 LOAN AGREEMENT

                  This LOAN AGREEMENT (this "Agreement"), dated as of April 21, 1998, is by and between C.C. Pace Capital, L.L.C., a Delaware limited liability company ("Pace Capital" or the "Borrower") and Covol Technologies, Inc. ("Covol" or the
"Lender").


                              W I T N E S S E T H :

                  WHEREAS, each of Pace Capital and Carbon Resources, Inc. ("Carbon Resources") is a member of Pace Carbon Fuels, L.L.C., a Delaware limited liability company which is the General Partner of Pace Carbon Synfuels Investors, L.P., a Delaware limited partnership (the "Partnership"); and

                  WHEREAS, the Partnership operates pursuant to the terms of an Amended and Restated Agreement of Limited Partnership dated as of February 5, 1998 (the "Partnership Agreement"); and

                  WHEREAS, the Partnership owns 100% of the membership interest in, among other entities, PC Virginia Synthetic Fuel #1, L.L.C., PC West Virginia Synthetic Fuel #1, L.L.C., PC West Virginia Synthetic Fuel #2, L.L.C. and PC West Virginia Synthetic Fuel #3, L.L.C. (each a "Project Company" and, collectively, the "Project Companies"); and

                  WHEREAS, the Lender has entered into Amended and Restated License and Binder Purchase Agreements with each Project Company, each of which agreements was made and entered into as of February 3, 1998 and each of which agreements is herein referred to as a "Licensing Agreement;" and

                  WHEREAS, pursuant to each such Licensing Agreement, the Lender is entitled to receive royalties under the terms and as described in the Licensing Agreement (the "Royalties"); and

                  WHEREAS, as a condition to the execution and delivery of the Licensing Agreements, the Lender agreed to lend funds to the Borrower and to Carbon Resources to enable the Borrower and Carbon Resources to make capital contributions to the General Partner; and

* This Exhibit contains confidential material which has been omitted pursuant to a Confidential Treatment Request and replaced by asterisks. The omitted information has been filed separately with the Securities and Exchange Commission.

                  WHEREAS, by a Loan Agreement of even date herewith, the Lender has agreed to lend funds to Carbon Resources on terms identical to those set forth herein (the "Carbon Resources Loan Agreement").

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender, intending to be legally bound, do hereby agree as follows:

         Section 1.  Definitions and Terms

         1.1 Definitions. In addition to the terms defined in the preamble and recitals above, the following capitalized terms shall have their respective meanings as set forth below:

         "Advance" means each loan to the Borrower made by the Lender under this Agreement.

         "Commitment" means the sum of $ * as provided in Section 2.1 hereof.

         "Escrow Account" means the escrow account described in Section 3.6 of each of the Licensing Agreements.

         "Event of Default" has the meaning set forth in Section 5.1 hereof.

         "General Partner" means Pace Carbon Fuels, L.L.C., a Delaware limited liability company, the general partner of Pace Carbon Synfuels Investors, L.P.

         "GP's Special Reserve" means the "GP's Special Reserve" as described in
Section 5.12 of the Partnership Agreement.

         "Loan" means, as of any date, the aggregate amount of Advances made hereunder on or prior to such date less amounts which have been repaid.

         "Loan Advance Date" has the meaning set forth in Section 2.2 hereof.

         "Loan  Commitment Period"  has the  meaning set  forth in  Section  2.1 hereof.

         "Loan Termination Date" means  June 30, 2008.

         "Maximum Available Advance" has the meaning set forth in Section 2.2 hereof.

         "Note" means the promissory note described in Section 2.5 hereof.

* This Exhibit contains confidential material which has been omitted pursuant to a Confidential Treatment Request and replaced by asterisks. The omitted information has been filed separately with the Securities and Exchange Commission.

         "Received Royalties" means Royalties paid to or at the direction of the Lender under any one or more of the Licensing Agreements and, with respect to Royalties paid into the Escrow Account, such amounts as are released to the Lender.

         "Released Amounts" shall have the meaning set forth in Section 2.6(a) hereof.

         "Royalties" means any and all Royalty as such term is used in the Licensing Agreements.

         1.2  Other Defined Terms; Rules of Interpretation.

                  (a) For purposes of this Agreement, all other capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Partnership Agreement (such definitions to be equally applicable to both the singular and plural forms of the terms defined).

                  (b) Except as otherwise provided herein, any term defined by reference to an agreement, instrument or other document shall have the meaning so assigned to it as such agreement, instrument or other document may be amended in accordance with its terms, whether or not such document is in effect at the time of reference to such document. A reference to any Person includes its permitted successors and permitted assigns. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provisions of this Agreement, and section, schedule and exhibit references are to this Agreement unless otherwise specified. Except as otherwise defined or provided herein, accounting terms shall be construed, and all financial computations shall be made, in accordance with generally accepted accounting principles consistently applied.

         Section 2.  The Loan

         2.1 Agreement to Lend. Subject to the terms and conditions of this Agreement, the Lender agrees to lend to the Borrower, in quarterly installments, an aggregate principal amount (excluding capitalized interest as described below) not to exceed * dollars ($ * ) (the "Commitment") during the period from and including November 1, 1998 to and including February 1, 2008 (the "Loan Commitment Period").

         2.2 Advances. The Lender agrees that it will, subject to the terms and limitations set forth below, make an Advance to the Borrower in the amount of $
* (or such lesser amount as the Borrower shall request or, if the Maximum Available Advance, as defined below, is greater than $ *, such greater amount as the Borrower may request) on November 1, 1998 and on the first day of each February, May, August and November thereafter during the Loan Commitment Period (each a "Loan Advance Date").


* This Exhibit contains confidential material which has been omitted pursuant to a Confidential Treatment Request and replaced by asterisks. The omitted information has been filed separately with the Securities and Exchange Commission.

         The Lender's obligation to make an Advance on any Loan Advance Date shall be subject to the following:

         (a) No Advance shall be required to the extent the amount of such Advance would cause the amount of all Advances made under this Agreement to exceed the lesser of (i) the Commitment, and (ii) the aggregate amount of Received Royalties received by the Lender as of such Loan Advance Date; and

         (b) The Borrower shall have delivered to the Lender a written request for such Advance at least three (3) days prior to the Loan Advance Date, and such request shall have stated the amount of the Advance thereby requested.

         If, on any Loan Advance Date, the amount advanced by the Lender to the Borrower is less than the Maximum Available Advance (as defined below), the difference between the Maximum Available Advance and the actual Advance made on such date shall be carried forward and shall be available on the next Loan Advance Date. The "Maximum Available Advance" on each Loan Advance Date shall be amount equal to (i) $ * multiplied by the number of Loan Advance Dates occurring on or prior to such date, less (ii) the aggregate amount of all previous Advances.

         2.3 Purpose. Subject to the terms hereof, the proceeds of each Advance shall be used by the Borrower solely to make capital contributions to the General Partner.

         2.4 Interest. Interest shall accrue on the principal amount of the Loan outstanding from time to time at a simple annual rate equal to six percent (6%) per annum. Interest shall compound on the first day of each calendar year and shall be due and payable on the date on which the principal amount advanced hereunder becomes due and payable. The amount of interest accrued and unpaid shall not be considered principal for purposes of determining the amount of Advances made hereunder.

         2.5  Note.

                  (a) The Loan shall be evidenced by a promissory note of the Borrower substantially in the form of Exhibit A hereto, with appropriate insertions as to date and principal amount, payable to the order of the Lender and in a principal amount equal to the lesser of (i) the Commitment, and (ii) the aggregate unpaid principal amount of all Advances.

                  (b) The Lender is authorized to record, on the schedule annexed to and constituting a part of the Note, or on other appropriate records of the Lender, the date and amount of each Advance, and the date and amount of each payment or prepayment of principal thereof, and any recordation thereof shall constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that failure by the Lender to make any recordation or other error therein shall not

* This Exhibit contains confidential material which has been omitted pursuant to a Confidential Treatment Request and replaced by asterisks. The omitted information has been filed separately with the Securities and Exchange Commission.

limit or otherwise affect the obligations of the Borrower hereunder. The Note shall be dated the date hereof, be entitled to the benefits of this Agreement, be stated to mature on the Loan Termination Date and provide for the accrual and payment of interest in accordance with Section 2.4 hereof.

         2.6  Repayment of the Loan.

                  (a) Nonrecourse Obligation. The Lender and the Borrower hereby agree that any and all amounts due hereunder or under the Note shall be payable solely from amounts, if any, distributed to the Borrower by the General Partner in respect of amounts released to the General Partner from the GP's Special Reserve as provided in the Partnership Agreement (amounts so distributed to the Borrower, "Released Amounts"). The Lender's sole recourse for payment of amounts due hereunder shall be to the Released Amounts, if any, and the Lender shall have no right or recourse to payment from any other source or from any other assets of the Borrower or any affiliate of the Borrower, and the Borrower shall have no obligation to repay amounts advanced hereunder or the interest thereon from any source of funds other than from the Released Amounts, if any. Borrower shall create and maintain in favor of the Lender a first priority security interest in the Released Amounts.

                  (b) Repayment. The principal amount of all amounts advanced hereunder (except to the extent previously repaid), together with interest accrued and compounded but unpaid, shall be due and payable on the first to occur of (i) the Loan Termination Date and (ii) the next business day following the date on which the Borrower receives the Released Amounts.

                  (c) Optional Prepayment. The Borrower, at its option, may prepay the loan in whole or in part at any time together with accrued but unpaid interest on the portion being prepaid to the date of such prepayment, all without premium or penalty or other charges.

         2.7 Payment Procedures. All Advances made hereunder shall be payable to the Borrower in United States dollars by wire transfer of immediately available funds no later than 2:00 p.m. prevailing New York City time on the Loan Advance Date to such account as the Borrower may from time to time, by notice to the Lender, direct, and all sums payable to the Lender hereunder shall be payable in United States dollars by wire transfer of immediately available funds no later than 2:00 p.m. prevailing New York City time on the day on which such sum is due, to such account as the Lender may from time to time, by notice to the Borrower, direct.


* This Exhibit contains confidential material which has been omitted pursuant to a Confidential Treatment Request and replaced by asterisks. The omitted information has been filed separately with the Securities and Exchange Commission.

         Section 3.  Representations and Warranties of the Borrower

         Borrower hereby represents and warrants to the Lender as follows:

                  (a) Organization; Qualification. The Borrower is a limited liability company duly organized and validly existing under the laws of the State of Delaware. The Borrower is duly qualified or authorized to transact business and is in good standing under the laws of all jurisdictions in which it conducts business or owns property, except for jurisdictions as to which the failure to be so qualified or authorized could not reasonably be expected to have a material adverse effect on the Borrower or its ability to perform its obligations hereunder.

                  (b) Authority; Enforceability. The Borrower has all requisite power and authority to own its property and assets, and to conduct its business as presently conducted, and has full power and authority to execute, deliver and perform this Agreement and every other agreement and document to be delivered in connection herewith and to perform all of its obligations hereunder and thereunder. This Agreement and all other instruments to be delivered in connection herewith by the Borrower constitute, or, upon execution thereof by the Borrower and the other parties thereto (if any), will constitute, valid, legal and binding obligations of the Borrower, enforceable against the Borrower in accordance with the respective terms hereof and thereof, except as the enforceability hereof or thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally or by the application of general equitable principles.

         Section 4.  Conditions Precedent

         The obligation of the Lender to make each Advance hereunder is subject to (a) the receipt by the Lender from the Borrower of a written request as provided in Section 2.03 hereof, and (b) there not then existing an Event of Default described below.

         Section 5.  Default and Remedies

         5.1 Events of Default. The occurrence and continuation of one or more of the following events (whatever the reason for such event) shall be an event of default hereunder (each, an "Event of Default"):

                           (a) the Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under federal bankruptcy laws (as now or hereafter in effect), or (iv) file a

* This Exhibit contains confidential material which has been omitted pursuant to a Confidential Treatment Request and replaced by asterisks. The omitted information has been filed separately with the Securities and Exchange Commission.

         petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts; or

                           (b) a proceeding or case shall be commenced, without the application or consent of the Borrower in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Borrower or of all or any substantial part of its assets or
         (iii) similar relief in respect of the Borrower under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against the Borrower shall be entered in an involuntary case under federal bankruptcy laws (as now or hereafter in effect); or

                           (c) all of the Licensing Agreements shall have been terminated as a result of the default of the Project Companies; or

                           (d) the Borrower does not apply the Released Amounts to repay the Loan and interest thereon.

         5.2      Remedies.

                  (a) If any Event of Default as described in Section 5.1 above has occurred and is continuing the Lender's obligation to make Advances hereunder shall be suspended until such Event of Default is cured.

                  (b) If, at any time, an Event of Default shall have occurred and be continuing, then the Lender may, without accelerating the maturity of the loan or taking any action to realize payment from any sources other than Released Amounts, take such actions and seek such remedies as may be available at law or in equity to enforce the Borrower's obligations hereunder.

         Section 6.  Certain Covenants.

         6.1 Covenant of Borrower. The Borrower covenants that it will not, without the prior written consent of the Lender, permit the General Partner to agree to amend Section 5.12 of the Partnership Agreement if the effect thereof would be to expand the purposes to which amounts in the G P's Special Reserve would be applied.

         6.2 Covenant of Lender. The Lender covenants that it will not without the prior written consent of the Borrower, amend the

* This Exhibit contains confidential material which has been omitted pursuant to a Confidential Treatment Request and replaced by asterisks. The omitted information has been filed separately with the Securities and Exchange Commission.

Carbon Resources Loan Agreement or grant any waivers thereunder unless this Agreement is being amended contemporaneously in the same manner or unless the same waiver is contemporaneously granted hereunder.

         Section 7.  Amendments and Miscellaneous.

         7.1 Amendments in Writing. The provisions of this Agreement may not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by the parties hereto.

         7.2 Notices. All notices, requests, consents, approvals, elections, demands and other communications required or permitted under the terms and provisions hereof shall, unless otherwise specified, be in writing, and shall be given in person or by means of registered or certified mail or by courier, in each case addressed to the parties at the following addresses or at such other address as each party may specify in writing to the other parties hereto from time to time:

Borrower:         C.C. Pace Capital, L.L.C.
                  4401 Fair Lakes Court, Suite 400
                  Fairfax, Virginia  22033
                  Telephone: (703) 818-0022
                  Telecopier: (703) 818-2448

Lender:           Covol Technologies, Inc.
                  3280 North Frontage Road
                  Lehi, Utah  84043
                  Telephone:  (801) 768-4481
                  Telecopier: (801) 768-4483

Any such communication shall become effective upon receipt.

         7.3 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes any prior expressions of intent or understandings with respect to such subject matter. This Agreement may not be altered, amended, modified or otherwise changed in any manner whatsoever except by a writing duly executed and delivered by each of the parties hereto.

         7.4 Severability of Provisions. Any provision of this Agreement that may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, each of the parties hereto hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

         7.5 Limitation of Interest. Notwithstanding anything in this Agreement to the contrary, the obligation of the Borrower

* This Exhibit contains confidential material which has been omitted pursuant to a Confidential Treatment Request and replaced by asterisks. The omitted information has been filed separately with the Securities and Exchange Commission.

hereunder to pay interest on the Loan shall be subject to the limitation that no payment of such interest shall be required to the extent that receipt of such payment would be contrary to applicable usury laws.

         7.6 GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA, OTHER THAN ANY PROVISION THEREOF THAT WOULD PERMIT OR REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

         THE BORROWER AND THE LENDER EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF VIRGINIA, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE EASTERN DISTRICT OF VIRGINIA, AND APPELLATE COURTS FROM ANY THEREOF. EACH WAIVES ANY OBJECTION TO THE VENUE OF ANY SUCH ACTION OR ANY CLAIM IT MAY HAVE TO FORUM NON CONVENIENS. EACH PARTY HERETO AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION MAY BE EFFECTED BY MAILING A COPY THEREOF, REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, IN THE MANNER SET FORTH IN SECTION 7.2 HEREOF AND THAT NOTHING HEREIN SHALL AFFECT THE RIGHT OF EITHER PARTY TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY PARTY TO SUCH IN ANY OTHER JURISDICTION.

         7.7 Successors and Assigns. This Agreement shall be binding on and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns. No party hereto may assign any of its rights or delegate any of its obligations hereunder without the prior written consent of the non-assigning party, which consent shall not be unreasonably withheld, except that, with notice to but without need for the consent of the other party,
(a) if the Lender assigns all of its rights and obligations under the Licensing Agreements, the Lender shall assign its rights and obligations hereunder (and under the Note) to the entity that assumes all of its rights and obligations under the Licensing Agreements, and (b) if the Borrower sells or transfers its membership interest in the General Partner, the Borrower shall assign all of its rights and obligations hereunder to the person assuming its membership interest in the General Partner, and any such assignee of the Borrower shall (i) execute and deliver to the Lender a Note in the form of Exhibit A hereto (and upon receipt of such Note, the Lender shall cancel the Note of the Borrower and deliver the cancelled Note to the Borrower), and (ii) such assignee shall take such measures as may be necessary or appropriate (or as the Lender may reasonably request) to maintain for the benefit of the Lender the security interest in the Released Amounts.

         7.8 Headings. The division of this Agreement into sections and the insertion of headings are for convenience of reference

* This Exhibit contains confidential material which has been omitted pursuant to a Confidential Treatment Request and replaced by asterisks. The omitted information has been filed separately with the Securities and Exchange Commission.

only and shall not affect the construction or interpretation of this Agreement.

         7.9 Counterpart Execution. This Agreement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument. This Agreement shall be effective, and shall be binding on any party hereto, on the date first above written.

         7.10 Limitation of Liability. The repayment of the Loan and interest thereon shall be payable solely from Released Amounts and from no other source and, in addition, in no event shall any member in the Borrower, nor any Affiliate thereof, nor any officer, director, employee or agent of any thereof, nor any holder of any equity interest in the Borrower or any member or Affiliate thereof, be personally liable or obligated for such liabilities and obligations of the Borrower.



                          [REMAINDER OF PAGE IS BLANK]



* This Exhibit contains confidential material which has been omitted pursuant to a Confidential Treatment Request and replaced by asterisks. The omitted information has been filed separately with the Securities and Exchange Commission.

                  IN WITNESS WHEREOF, each of the Borrower and the Lender, intending to be legally bound, has caused this Agreement to be duly executed by its representative thereunto duly authorized as of the date and year first above written.


                           C.C. PACE CAPITAL, L.L.C.,
                                                        as Borrower


                                              By:  /s/ James R. Treptow
                                                   -------------------------
                                                   Name:  James R. Treptow
                                                   Title: President



                            COVOL TECHNOLOGIES, INC.,
                                                        as Lender


                                              By: /s/ Alan D. Ayers
                                                 -------------------------
                                                 Name:  Alan D. Ayers
                                                 Title: V.P. Administration

                                                                    EXHIBIT A TO
                                                                  LOAN AGREEMENT

                                 [FORM OF NOTE]

                                 PROMISSORY NOTE


$ *                                                            Fairfax, Virginia
                                                                  April 21, 1998


                  FOR VALUE RECEIVED, the undersigned, C.C. PACE CAPITAL, L.L.C., a Delaware limited liability company (the "Borrower"), hereby unconditionally promises to pay to the order of COVOL TECHNOLOGIES, INC. (the "Lender"), located at 3280 North Frontage Road, Lehi, Utah 84043, in lawful money of the United States and in immediately available funds, the principal amount of $ *, or, if less, the aggregate unpaid principal amount of the Advances in respect of Loan made by the Lender pursuant to the Loan Agreement (as hereinafter defined), which sum shall be due and payable from time to time in the amounts and on the dates specified in the Loan Agreement. The Borrower further agrees to pay interest in like money on the unpaid principal amount hereof from time to time outstanding (including capitalized interest as specified in Section 2.6 of the Loan Agreement) as specified in the Loan Agreement.

                  Capitalized terms used herein without definition have the meanings assigned to them in the Loan Agreement.

         The holder of this Note is authorized to record, on the schedule annexed hereto and made a part hereof, or on other appropriate records of the Lender, the date and amount of each Advance pursuant to Loan Agreement and the date and amount of each payment or prepayment of principal thereof; provided, however, that failure by the Lender to make any recordation or other error therein shall not limit or otherwise affect the obligations of the Borrower hereunder.

                  This Note is the Note referred to in the Loan Agreement, dated as of April 21, 1998, by and between the Lender and the Borrower (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"). This Note is entitled to the benefits of the Loan Agreement. This
Note is subject to prepayment as provided in the Loan Agreement.

                  The obligation of the Borrower is absolute and unconditional to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed. The Borrower waives any and all right to assert any defense (other than performance hereunder), set-off, counterclaim or crossclaim of any nature whatsoever with respect to this Note or the obligations of the Borrower hereunder in any action of proceeding brought by the Lender to collect this Note, or any portion hereof. The Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

                  Recourse for the liabilities and obligations of the Borrower under this Note and the Loan Agreement shall be limited to the Released Amounts received by Borrower, and in no event shall any member in the Borrower, nor any Affiliate thereof, nor any officer, director, employee or agent of any thereof, nor any holder of any equity interest in the Borrower or any member or Affiliate thereof, be personally liable or obligated for such liabilities and obligations of the Borrower.

                  THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF VIRGINIA, WITHOUT GIVING EFFECT TO ANY PROVISIONS THEREOF THAT PERMIT OR REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

                                      C.C. PACE CAPITAL, L.L.C.



                                       By:
                                          ------------------------
                                          Name:  James R. Treptow
                                          Title: President

                                                                   Scheduel 1 to
                                                                 Promissory Note

                       SCHEDULE OF ADVANCED AND REPAYMENTS

                                    Date of           Amount
Date of         Amount of           Repayment         of               Notations
Advance         Advance Made        of Advances       Repayment        Made by
-------         ------------        -----------       ---------        -------

-------         ------------        -----------       ---------        ---- ----
-------         ------------        -----------       ---------        ---- ----
-------         ------------        -----------       ---------        ---- ----
-------         ------------        -----------       ---------        ---- ----
-------         ------------        -----------       ---------        ---- ----
-------         ------------        -----------       ---------        ---- ----
-------         ------------        -----------       ---------        ---- ----
-------         ------------        -----------       ---------        ---- ----
-------         ------------        -----------       ---------        ---- ----
-------         ------------        -----------       ---------        ---- ----
-------         ------------        -----------       ---------        ---- ----
-------         ------------        -----------       ---------        ---- ----
-------         ------------        -----------       ---------        ---- ----
-------         ------------        -----------       ---------        ---- ----
-------         ------------        -----------       ---------        ---- ----
-------         ------------        -----------       ---------        ---- ----
-------         ------------        -----------       ---------        ---- ----
-------         ------------        -----------       ---------        ---- ----
-------         ------------        -----------       ---------        ---- ----
-------         ------------        -----------       ---------        ---- ----
-------         ------------        -----------       ---------        ---- ----